SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On  August  16,  2000,   Heilig-Meyers  Company  and  certain  of  its
         subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On October 31, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended September 30, 2003, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended September, 2003 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  November 13, 2003                    By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                               September 30,   February 28,
                                                    2003          2003
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    6,945    $    8,426
    Accounts Receivable, Net                             --            --
    Inventories                                      45,731        45,821
    Other Receivables                                 5,246         4,674
    Prepaid Expenses                                  3,856         2,545
                                                  ---------     ---------
    Total Current Assets                             61,778        61,466
                                                  ---------     ---------

    Land and Buildings                               19,587        19,988
    Fixtures, Furniture and Vehicles                 10,300         9,965
    Leasehold Improvements                           24,531        23,727
    Construction in Progress                             41            48
                                                  ---------     ---------
    Total Property and Equipment                     54,459        53,728
    Accumulated Depreciation and Amortization        24,277        22,229
                                                  ---------     ---------
    Property and Equipment, Net                      30,182        31,499
                                                  ---------     ---------

    Other Assets                                    102,697       104,121
                                                  ---------     ---------
    TOTAL ASSETS                                 $  194,657    $  197,086
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  4,908         2,896
    Accrued Expenses                                 22,094        22,250
    Income Tax Currently Payable                         --           114
    Deferred Revenue                                  6,912         7,151
                                                  ---------     ---------
    Total Current Liabilities                        33,914        32,411
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,997       711,990

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (913,651)     (909,712)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (551,254)     (547,315)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  194,657    $  197,086
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended   Seven Months Ended
                                         September 30, 2003  September 30, 2003
                                         ------------------  ------------------

Sales                                              $ 26,123           $186,170
Costs of Sales                                       14,419            103,475
                                                    -------            --------
    Maintained Margin                                11,704             82,695


Other Income                                          1,942             14,909
                                                    -------            --------
    Total Income                                     13,646             97,604


Selling, General & Administrative Expense            13,983             97,433
Interest Expense                                         65                313
                                                    -------            --------
    Total Operating Expense                          14,049             97,746

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (403)              (141)

Reorganization Items:
  Store and Distribution Center Exit Costs               --               (267)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                (26)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (23)
  Professional Fees                                    (385)            (3,421)
                                                    -------            --------
     Total Reorganization Items                        (385)            (3,737)

Delivered Sales Adjustment                                9                (61)
                                                    -------            --------
Income (Loss) Before Income Taxes                      (779)            (3,939)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (779)         $  (3,939)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.06)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Seven Months Ended
                                          September 30, 2003  September 30, 2003
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (779)         $   (3,939)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      305               2,145
   Reorganization items                               385               3,737
   Sold not delivered adjustment                       (9)                 61
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                              240              (1,131)
       Inventories                                   (420)               (258)
       Prepaid expenses                              (364)             (1,311)
       Deferred taxes                                  --                  --
       Deferred revenue                                17                  79
       Accounts payable                               (84)              2,012
       Accrued expenses                              (759)             (3,914)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (1,468)             (2,519)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (144)             (1,252)
  Disposals of property and equipment                  --                 424
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  10
  Miscellaneous investments                         1,966               3,401
                                                 ---------           ---------
Net cash provided by investing activities           1,822               2,581
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                  (1,543)             (1,543)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                             (1,543)             (1,543)
                                                 ---------           ---------
Net increase (decrease) in cash                    (1,190)             (1,481)
Cash at beginning of period                         8,135               8,426
                                                 ---------           ---------
Cash at end of period                           $   6,945         $     6,945
                                                 =========           =========